Exhibit 10(nnn)

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	2
2. AMENDMENT/MODIFICATION NO. P00015		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)		CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.
SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 East 62nd Street NEW YORK NY 100658446
9B. DATED (SEE ITEM 11)
			x	10A MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
10B. DATED (SEE ITEM 13) 09/10/2018
CODE 1385150		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

□ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers □ is extended, □ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) 2019.1990051.25505
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

UEI: VJRNRTSL22K4

The purpose of this modification is to correct the Period of Performance for CLIN0007 to align with IPP.

All other terms and conditions remain unchanged.

OTA: N

Discount Terms: HHS NET 30P

Appr. Yr.: 2019 CAN: 1990051 Object Class: 25505

Period of Performance: 01/01/2020 to 09/09/2028

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis Hruby				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JONATHAN F. GONZALEZ
15B CONTRACTOR/OFFEROR /s/ Dennis Hruby (Signature of person authorized to sign)		15C. DATE SIGNED 2/9/2024		16B. UNITED STATES OF AMERICA /s/ Jonathan F. Gonzalez (Signature of Contracting Officer)	16C. DATE SIGNED 2/9/2024
Previous edition unusable			STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00015			PAGE OF
				2	2
NAME OF OFFICER OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	Change Item 2 to read as follows(amount shown is the obligated amount) :

2	ASPR-19-00662 -- Exercise of Option CLIN 0007 to SIGA Technologies Inc. for Phase IV post-marketing commitment studies under contract HHSO100201899919C Period of Performance: [***]				0.00

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110